                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549
                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 23, 2007

                        CONSUMER PORTFOLIO SERVICES, INC.
                        ---------------------------------
               (Exact Name of Registrant as Specified in Charter)

         CALIFORNIA                   0-51027                   33-0459135
         ----------                  ---------                  ----------
(State or Other Jurisdiction        (Commission               (IRS Employer
     of Incorporation)              File Number)           dentification No.)

                   16355 Laguna Canyon Road, Irvine, CA 92618
                   ------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (949) 753-6800

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On May 23, 2007, two directors of the registrant (John E. McConnaughy, Jr. and John G. Poole) resigned from its board of directors.

Mr. McConnaughy was a member of the compensation committee and Mr. Poole was a member of the audit committee. The registrant believes that the resignations were prompted by the decision of the board's nominating committee not to nominate the two individuals for re-election at the registrant's upcoming annual meeting of shareholders, scheduled for June 26, 2007.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                           CONSUMER PORTFOLIO SERVICES, INC.

Dated: May 30, 2007        By: /s/ Jeffrey P. Fritz
                               ---------------------------------------
                               Jeffrey P. Fritz
                               Senior vice president and chief financial officer